ITEM 77C

The MFS Intermediate High Income Trust held a special meeting of shareholders on June 22, 2007. Shareholders represented in person or by proxy voted as follows:

Proposal 1: To vote on a proposed new investment advisory agreement for the Fund between the Fund and MFS.

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       For                   Against            Abstain            Non Votes
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Share
11,352,680.6910      364,846.8860       498,562.7230       2,961,559.000
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% of Shares Voted
 74.81        2.4               3.28               19.51
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% of Outstanding Shares
 54.05               1.74               2.37                14.1
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Proposal  3: To elect  trustees  to the Board of Trustees of the Fund to replace all of the current trustees of the Fund, contingent upon shareholder approval of
(1) above by the holders of common shares.

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Trustee                               For                   Withheld
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Robert E. Butler                      14,556,052.6100       621,596.6900
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     % of Shares Voted                95.9                  4.1
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     % of Outstanding Shares          69.3                  2.96
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CityplaceLawrence H. Cohn             14,531,557.6100       646,091.6900
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     % of Shares Voted                95.74                 4.26
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     % of Outstanding Shares          69.18                 3.08
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PersonNameDavid H. Gunning            14,557,852.6100       619,796.6900
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     % of Shares Voted                95.92                 4.08
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     % of Outstanding Shares          69.31                 2.95
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William R. Gutow                      14,548,052.6100       629,596.6900
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     % of Shares Voted                95.85                 4.15
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     % of Outstanding Shares          69.26                 3
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Michael Hegarty                       14,558,052.6100       619,596.6900
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     % of Shares Voted                95.92                 4.08
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     % of Outstanding Shares          69.31                 2.95
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PersonNameJ. Atwood Ives              14,532,169.6100       645,479.6900
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     % of Shares Voted                95.75                 4.25
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     % of Outstanding Shares          69.19                 3.07
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Robert J. Manning                     14,547,052.6100       630,596.6900
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     % of Shares Voted                95.85                 4.15
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     % of Outstanding Shares          69.26                 3
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CityplaceLawrence T. Perera           14,533,369.6100       644,279.6900
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     % of Shares Voted                95.76                 4.24
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     % of Outstanding Shares          69.19                 3.07
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Robert C. Pozen                       14,546,852.6100       630,769.6900
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     % of Shares Voted                95.84                 4.16
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     % of Outstanding Shares          69.26                 3
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J. Dale Sherratt                      14,547,052.6100       630,596.6900
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     % of Shares Voted                95.85                 4.15
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     % of Outstanding Shares          69.26                 3
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Laurie J. Thomsen                     14,557,052.6100       620,596.6900
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     % of Shares Voted                95.91                 4.09
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     % of Outstanding Shares          69.31                 2.95
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Robert W. Uek                         14,547,852.6100       629,796.6900
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     % of Shares Voted                95.85                 4.15
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     % of Outstanding Shares          69.26                 3
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Proposal 4: To elect trustees to the Board of Trustees of the Fund so that those current trustees whose terms will expire this year will continue to hold office until the trustees elected pursuant to (3) above, take office or until the end of those current trustees' stated terms, whichever is earlier by the holders of common shares.

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Trustee                 For                                  Withheld

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Patrick J. Simpson     14,534,062.3630                      643,586.9370
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     % of Shares Voted                95.76                                4.24
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     % of Outstanding Shares          69.2                                 3.06
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Thomas E. Stitzel         14,522,062.3630                      655,586.9370
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     % of Shares Voted                95.68                                4.32
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     % of Outstanding Shares          69.14                                3.12
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Thomas C. Theobald           14,520,862.3630                      656,786.9370
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     % of Shares Voted                95.67                                4.33
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     % of Outstanding Shares          69.13                                3.13
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Anne Lee Verville             14,523,062.3630                      654,586.9370
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     % of Shares Voted                95.69                                4.31
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     % of Outstanding Shares          69.14                                3.12
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The MFS Intermediate High Income Trust held a special meeting of shareholders on
June 28, 2007. Shareholders represented in person or by proxy voted as follows:

Proposal 2: To vote on an amended and restated declaration of trust for the Fund contingent upon shareholder approval of (1) above.

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 For                   Against               Abstain               Non Votes
---------- ---------------------- --------------------- -----------------------
---------- ---------------------- --------------------- -----------------------
Shares
11,379,187.827000  420,412.619000    539,654.154000       2,892,912.000000
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 % of Shares Voted
 74.71                   2.76                  3.54                   18.99
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% of Outstanding
 54.18                   2.00                  2.57                   13.77
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